UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NORDICUS PARTNERS CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies: ______________

(2) Aggregate number of securities to which transaction applies: _____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0.11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________

(4) Proposed maximum aggregate value of transaction: ___________________

(5) Total fee paid: ___________________________

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: _______________________________

(2) Form, Schedule or Registration Statement No.: ______________

(3) Filing Party: __________________________________________

(4) Date Filed: ____________________________________________

NORDICUS PARTNERS CORPORATION

280 South Beverly Dr., Suite 505

Beverly Hills, CA 90212

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

October 8, 2024

To the Stockholders of Nordicus Partners Corporation:

This Information Statement is furnished to holders of Common Shares, $.001 par value (the “Common Stock”) of Nordicus Partners Corporation (“we,” “us” or the “Company”) as of October 8, 2024 (the “Record Date”). The purpose of the Information Statement is to notify the Company’s stockholders that, on June 7, 2024, the Company’s board of directors (the “Board”) took action by written consent to approve the matters listed below and, on June 7, 2024, in lieu of a meeting of the Company’s stockholders, and pursuant to Section 228 of the Delaware General Corporation Law, GK Partners ApS, Reddington Partners LLC, Alteral Therapeutics ApS and JE Pitzner Holding ApS (collectively referred to as the “Voting Stockholders”), as the holders of 78.3% of our voting securities, approved, by written consent, the following matters:

1.	To amend the Company’s certificate of incorporation to implement a one-for-ten (1-for-10) reverse split of the Company’s Common Stock (the “Reverse Split”);
2.	To adopt the Nordicus Partners Corporation 2024 Stock Incentive Plan consisting of up to 7,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “2024 Plan Adoption”).

On June 7, 2024, the Board of Directors of the Company approved the Reverse Split and the 2024 Plan Adoption, subject to stockholder approval. The Voting Stockholders approved the Reverse Split and the 2024 Plan Adoption by written consent in lieu of a meeting on June 7, 2024. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reverse Split or the 2024 Plan Adoption. No action is required by you. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, we are required to distribute this information statement describing the actions listed above to our stockholders of record on October 8, 2024. Further, these actions will not be effective until a date at least 20 days after the date that the information statement is filed and delivered to our stockholders of record. The Amendments will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Delaware after this Information Statement is effective.

The actions will not become effective before the date which is 20 days after this Information Statement was first mailed to stockholders. This Information Statement is being mailed on or about October 16, 2024 to stockholders of record on the Record Date.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By order of the Board of Directors

/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer

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NORDICUS PARTNERS CORPORATION

280 South Beverly Dr., Suite 505

Beverly Hills, CA 90212

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

This Information Statement (the “Information Statement”) is being mailed on or about October 16, 2024 to the holders of record at the close of business on October 8, 2024 (the “Record Date”), of the Common Stock of Nordicus Partners Corporation, a Delaware corporation (“we,” “us” or the “Company”), in connection with an action taken by written consent of holders of a majority of our Common Stock in lieu of a meeting to approve the following matters:

1.	To amend the Company’s certificate of incorporation to implement a one-for-ten (1-for-10) reverse split of the Company’s Common Stock (the “Reverse Split”);
2.	To adopt the Nordicus Partners Corporation 2024 Stock Incentive Plan consisting of up to 7,000,000 shares of Common Stock for issuance in connection with awards thereunder (the “2024 Plan Adoption”).

The members of the Board of Directors (the “Board”) and stockholders owning 38,475,261 shares of our issued and outstanding Common Stock (the “Voting Stockholders”) have executed a written consent approving the Reverse Split and the 2024 Plan Adoption. The Voting Stockholders held of record on the Record Date approximately 78.3 % of the total issued and outstanding Common Stock of the Company, which was sufficient to approve the proposed Reverse Split and the 2024 Plan Adoption. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board does not intend to solicit any proxies or consents from any other stockholders in connection with this action. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise stockholders of the actions taken by written consent.

The Delaware General Corporation Law generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Voting Stockholders who collectively own shares representing a majority of our Common Stock.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Company’s stockholders of record on the Record Date. The corporate action described herein will be effective 20 days (the “20-day Period”) after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about November 5, 2024.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

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FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the U.S. Securities and Exchange Commission (the “SEC”) contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

VOTE REQUIRED TO APPROVE THE AMENDMENT

As of the Record Date, there were 49,132,248 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. For the approval of the Reverse Split and the 2024 Plan Adoption, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Record Date, or 24,566,125 shares, was required for approval.

CONSENTING STOCKHOLDERS

On June 7, 2024, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve, the Reverse Split and the 2024 Plan Adoption. In connection with the adoption of this resolution, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding shares of Common Stock in order to reduce the costs and implement the proposals in a timely manner.

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On June 7, 2024, the following Voting Stockholders, who collectively own 38,475,261 shares of the Company’s issued and outstanding Common Stock (approximately 78.3%), consented in writing to the proposed Reverse Split:

Shareholder Name	No. of Shares	% of Outstanding
GK Partners ApS	22,352,106	45.5%
Reddington Partners LLC	585,018	1.2%
Alteral Therapeutics ApS	12,652,279	25.8%
JE Pitzner Holding Aps	2,885,858	5.9%

Under Section 14(c) of the Exchange Act, the transactions cannot become effective until the expiration of the 20-day Period.

The Company is not seeking written consent from any of our other stockholders, and stockholders other than the Voting Stockholders will not be given an opportunity to vote with respect to the Reverse Split.

MATTER 1

APPROVAL EFFECTING A 1-FOR-10 SHARE REVERSE SPLIT

OF OUR OUTSTANDING COMMON STOCK

General

Our Board has unanimously approved a proposal to effect a one-for-ten reverse stock split of the Company’s outstanding Common Stock. The Voting Stockholders have also approved this Reverse Split.

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a “reverse stock split.” Under the proposal, each ten shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one share of our post-Reverse Split Common Stock.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Split as he or she did immediately prior to the Reverse Split. The Reverse Split does not change the number of authorized shares of Common Stock.

Reasons for the Reverse Split

The primary purposes of the Reverse Split are to:

●	increase the per share price of our Common Stock; and

●	provide the Company with the flexibility to issue additional shares to facilitate future stock acquisitions and financings.

The reduction in the number of issued and outstanding shares of Common Stock to result from the Reverse Split is expected to increase the market price of the Common Stock to a level above the current market trading price.

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While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the Reverse Split because there are numerous factors and contingencies which could affect our market price.

Our Common Stock is currently quoted on the OTC Markets Group, Inc. OTCQB Market under the symbol “NORD.” A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans.

Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a “penny stock.” Because our Common Stock is presently classified as a “penny stock,” prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement, meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the Reverse Split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many Investment Advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The Reverse Split is anticipated to result in a price increase for our Common Stock relieving, to some extent, the effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable.

Furthermore, as a result of the Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding; however, the number of shares authorized will remain the same. The reduced number of issued and outstanding number of shares may, in the view of the board, attract new investment partners to assist with the development of Company initiatives and business plans. For the above reasons, the Board believes that the Reverse Split is in the best interests of the Company and the stockholders. However, there can be no assurances that the Reverse Split will have the desired consequences.

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Effects of the Reverse Split

The Reverse Split will be effected and will be effective upon a date on or after the expiration of the 20-day Period after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about November 5, 2024. However, the actual timing will be determined by our management based upon their evaluation as to when effecting the Reverse Split will be most advantageous to the Company and our stockholders.

We reserve the right to forego or postpone effecting the Reverse Split if we determine that action to be in the best interests of the Company and the stockholders. We are currently authorized to issue 50,000,000 shares of Common Stock, of which 49,132,248 shares were issued and outstanding at the close of business on the Record Date. An additional 7,000,000 authorized and unissued shares are reserved for issuance under the Company’s 2017 Non-Qualified Equity Incentive Plan. Adoption of the Reverse Split will reduce the shares of Common Stock outstanding on the record date but will not affect the number of authorized shares of Common Stock. The Reverse Split also will have no effect on the par value of the Common Stock.

The effect of the Reverse Split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Split divided by ten. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder. In addition, the Reverse Split will increase the number of our stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

The Reverse Split will be effected on a certificate-by-certificate basis, and any fractional shares resulting from such combination shall be rounded up to the nearest whole share on a certificate-by-certificate basis. Each stockholder’s percentage ownership interest in the Company and proportional voting power will not change as a result of the Reverse Split. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split, except with respect to any such rounding of fractional shares.

As soon as practicable after the expiration of the 20-day Period, we will cause a letter of transmittal to be forwarded to each holder of record of shares of our Common Stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-Reverse Split Common Stock to our transfer agent in exchange for certificates representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split common stock have been converted as a result of the Reverse Split.

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Certificates should not be sent to us or the transfer agent before receipt of such letter of transmittal from us.

Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder’s shares of pre-Reverse Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Split Common Stock, such stockholder’s pre-Reverse Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Split Common Stock to which such stockholder is entitled as a result of the Reverse Split.

Certain Federal Income Tax Considerations

The following discussion describes certain material federal income tax considerations relating to the Reverse Split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Reverse Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders whose number of shares are rounded up in lieu of receiving a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except for those stockholders whose number of shares are rounded up in lieu of receiving a fractional share. The holding period for shares of Common Stock after the Reverse Split will include the holding period of shares of Common Stock before the Reverse Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Split, excluding the basis of fractional shares.

A stockholder whose number of shares are rounded up in lieu of receiving a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such fractional share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

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MATTER 2

2024 PLAN ADOPTION

General

On June 7, 2024, the Board and the Voting Stockholders approved the Nordicus Partners Corporation 2024 Stock Incentive Plan (the “2024 Plan”) for the Company in the form attached hereto as Annex A. Stockholder approval of the 2024 Plan enables the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other three highest paid executive officers of the Company required to be reported under the proxy disclosure rules.

The amount and nature of any proposed awards under the 2024 Plan have not yet been determined, although the 2024 Plan permits grants of stock options, restricted stock or units, unrestricted stock, deferred stock and performance awards. Our Board believes that the 2024 Plan will be an important factor in attracting, retaining and motivating employees, consultants, and directors of the Company and its affiliates. Our Board believes that the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Set forth below is a summary of the material terms of the 2024 Plan, but this summary is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is included as Annex A to this Information Statement. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the 2024 Plan.

Administration of the 2024 Plan. The Compensation Committee (the “Committee”) of our Board, or in the absence of a committee, the Board, has such powers and authorities related to the administration of the 2024 Plan as are consistent with our corporate governance documents and applicable law. The Committee, if one is established, will be comprised of directors who (i) qualify as “outside directors” within the meaning of Section 162(m) of the Code, (ii) meet such other requirements as may be established from time to time by the SEC for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (iii) comply with the independence requirements of the stock exchange on which our common stock may be listed. The Committee will interpret the 2024 Plan, establish and modify administrative rules, impose such conditions and restrictions on awards as it determines appropriate, and make all factual determinations with respect to and take such steps in connection with the 2024 Plan and awards granted under it as it may deem necessary or advisable. The Committee may delegate certain of its powers or responsibilities to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board generally may exercise any of the powers and authority of the Committee under the 2024 Plan.

Number of Authorized Shares and Award Limits. The initial number of shares of our Common Stock reserved for issuance in connection with awards under the 2024 Plan is 7,000,000. The shares to be offered under the 2024 Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Any shares covered by an award that are forfeited, expired, cancelled, settled in cash or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the 2024 Plan. Further, shares surrendered to or withheld by us in payment or satisfaction of the exercise price of an award or any tax withholding obligation with respect to an award will be available for the grant of new awards. In addition, shares issued with respect to awards assumed by us in connection with any merger, acquisition or related transaction will not reduce the total number of shares available for issuance under the 2024 Plan. The number and class of shares available under the 2024 Plan and subject to outstanding awards, as well as the award limits described above, may be equitably adjusted by the Committee in the event of various changes in the capitalization of the Company.

Eligibility and Participation. Eligibility to participate in the 2024 Plan is limited to such employees, non-employee directors and consultants of the Company, or of any affiliate, as the Committee may determine and designate from time to time. At this time the Company has three directors, no employees and no consultants eligible for grants.

Type of Awards. The following types of awards are available for grant under the 2024 Plan: incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), restricted stock, restricted stock units, performance awards, other stock-based awards or cash-based incentive awards.

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Stock Options and Other Awards

Grant of Options. The Committee may award ISOs and NSOs (collectively referred to as “Options”) to grantees. The exercise price per share of an Option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. The Committee will determine the terms and conditions (including any performance requirements) under which an Option will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a grantee who owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent such Option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the 2024 Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). If not exercised, Options will expire at such time as the Committee determines. However, no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted stock”). The Committee also may award to a participant-restricted stock units representing the right to receive shares of Common Stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified period and/or the attainment of specified performance targets over such period. The Committee will determine the terms and conditions (including any performance requirements) for each award of restricted stock or restricted stock units and will include such information in the award agreement.

Effect of Certain Transactions. In the event of a change in control of the Company, outstanding awards under the 2024 Plan may be subject to accelerated vesting or settlement as provided in the individual award agreements. Upon the occurrence of certain corporate transactions, which may include a change in control, outstanding awards generally will be subject to the terms of the agreement entered into in connection with the transaction, which may provide for the assumption or substitution of awards by the surviving corporation or its parent or subsidiary, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the 2024 Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an NSO to certain family members (including trusts and foundations for their benefit). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee.

Amendment and Termination. Subject to applicable laws and stock exchange listing standards requiring shareholder approval under certain circumstances, our Board of Directors may, at any time, amend or terminate the 2024 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2024 Plan without the consent of the applicable participants.

New Plan Benefits. All grants of awards under the 2024 Plan will be discretionary and, therefore, the benefits and amounts that will be received under the 2024 Plan are not determinable.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards to be granted under the 2024 Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs. No taxable income is reportable when a NSO is granted. Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

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Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Performance Awards, Other Stock-Based Awards and Cash-Based Incentive Awards. Typically, a recipient will not have taxable income upon the grant of a performance awards, any other stock-based awards or any cash-based incentive awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the 2024 Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of October 8, 2024, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, each of our directors and executive officers; and all of our directors and executive officers as a group. The information presented below regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Except as set forth below, applicable percentages are based upon 49,659,276 shares of Common Stock outstanding as of October 8, 2024.

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common Stock	GK Partners ApS Dyrehavevej 3B DK-2930 Klampenborg, Denmark	27,779,551	(1)	55.9%
Common Stock	Alteral Therapeutics ApS Mesterlodden 3 A, First Floor DK-2820 Gentofte, Denmark	12,652,279		25.5%
Common Stock	JE Pitzner Holding ApS Pilevej 4, DK-4180 Sorø, Denmark	2,885,858		5.8%
Common Stock	Henrik Rouf, Chief Executive Officer 7950 West Sunset Boulevard – Suite 629 Los Angeles, CA 90046	585,018	(2)	1.2%
Common Stock	Bennett J. Yankowitz Director and Chief Financial Officer 280 South Beverly Dr., Suite 505 Beverly Hills, CA 90212	250,000	(3)	0.5%
Common Stock	Christian Hill-Madsen Mesterlodden 3a 2820 Gentofte Denmark	125,000	(4)	0.2%
Common Stock	Current executive officers and directors as a group	960,018		1.9%

(1)	Includes 5,325,000 shares issuable upon exercise of warrants at a price of $1.00 per share.

(2)	Consists of 578,618 shares owned directly by Reddington Partners LLC, over which Mr. Rouf possesses sole power to vote and dispose and 6,400 shares owned in Mr. Rouf’s name.

(3)	Consists of shares issuable upon exercise of warrants at a price of $1.00 per share.

(4)	Held through Life Science Power House ApS, which is wholly owned by Mr. Hill-Madsen.

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In addition, the following table sets forth the position of Cede & Co. as of October 8, 2024:

Class	Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Cede & Co. P.O. Box 222 Bowling Green Station New York, NY 10274	4,874,446	9.8%

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders do not have any rights of appraisal based upon these action by the Board and Voting Stockholders.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov.

WRITTEN CONSENT OF THE CONSENTING STOCKHOLDERS WHO COLLECTIVELY OWN SHARES REPRESENTING A MAJORITY OF OUR COMMON STOCK HAVE CONSENTED TO AND EFFECTING THE REVERSE STOCK SPLIT. NO FURTHER VOTES OR PROXIES ARE NEEDED AND NONE ARE REQUESTED. THE BOARD IS NOT REQUESTING A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND A PROXY.

October 8, 2024	BY ORDER OF THE BOARD OF DIRECTORS

/s/ Henrik Rouf
Henrik Rouf, Chief Executive Officer

12

Annex A

Nordicus Partners Corporation

2024 Stock Incentive Plan

1. Establishment, Purpose and Types of Awards

Nordicus Partners Corporation, a Delaware corporation (the “Company”), hereby establishes the Nordicus Partners Corporation 2024 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock Options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), Stock Appreciation Rights, restricted or unrestricted Stock Awards, Restricted Stock Units, Performance Awards, other stock-based awards, or any combination of the foregoing.

2. Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

2.1 “Administrator” shall mean the committee or committees as may be appointed by the Board from time to time to administer the Plan, or if no such committee is appointed, the Board itself. For purposes of establishing and certifying the achievement of Performance Goals pursuant to Code Section 162(m), any such committee shall consist of three or more persons, each of whom, unless otherwise determined by the Board, is (i) an “outside director” within the meaning of Code Section 162(m), (ii) a “nonemployee director” within the meaning of Rule 16b-3 and (iii) satisfies the requirements of the New York Stock Exchange for independent directors.

2.2 “Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

2.3 “Award” shall mean any stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Award, or other stock-based award.

2.4 “Board” shall mean the Board of Directors of the Company.

2.5 “Change in Control” shall mean the occurrence of one or more of the change in ownership or control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

2.7 “Common Stock” shall mean shares of common stock of the Company, par value $.001 per share.

2.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.9 “Fair Market Value” So long as the Common Stock is registered under Section 12(b) or (g) of the Exchange Act, “Fair Market Value” shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq National Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the FINRA OTC Bulletin Board or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. In the event that the Common Stock is not registered under Section 12(b) or (g) of the Exchange Act, Fair Market Value shall mean, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith; provided that for purpose of any Option or any Award that is deferred compensation subject to Code Section 409A, such value shall be determined reasonably in a manner that satisfies Code Section 409A.

2.10 “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

2.11 “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Code Section 422, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

2.12 “Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

2.13 “Option” means the right to purchase a stated number of shares of Common Stock at a stated price for a stated period of time, granted pursuant to Section 7.

2.14 “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code Section 424(e), or any successor thereto.

2.15 “Participant” shall mean an employee, officer, director or consultant of the Company, or of any Affiliate of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the Participant, his or her successors, heirs, executors, and administrators, as the case may be.

2.16 “Performance Awards” shall mean an Award of a number of shares or units granted to a Participant pursuant to Section 11 that is paid out based on the achievement of stated performance criteria or Performance Goals during a stated period of time.

2.17 “Performance Goals” shall mean the objectives established by the Administrator in its sole discretion with respect to any performance-based Awards that relate to one or more business criteria within the meaning of Code Section 162(m). Performance Goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of Common Stock; return on capital, net assets, equity, or shareholders’ equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to shareholders. Performance Goals may (a) be used to measure the performance of the Company as a whole or any Subsidiary, business unit or segment of the Company, (b) include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management’s discussion and analysis or other Securities and Exchange Commission filings, and/or (c) reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index, or other external measure, in each case as determined by the Administrator in its sole discretion.

2.18 “Restricted Stock Units” shall mean an Award granted to a Participant pursuant to Section 10, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or Performance Goals or other conditions determined by the Administrator.

2.19 “Stock Appreciation Right” or “SAR” shall mean the right to receive an amount calculated as provided in a grant pursuant to Section 8.

2.20 “Stock Award” shall mean an Award of restricted or unrestricted Common Stock granted to a Participant pursuant to Section 9 and the other provisions of the Plan.

2.21 “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Code Section 424(f), or any successor thereto.

2.22 “Ten Percent Owner” means a person who owns or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

3. Administration

3.1 Administration of the Plan. The Plan shall be administered by the Board or the Administrator.

3.2 Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 14.4 of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company (vii) establish objectives and conditions, including Performance Goals, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period, (viii) make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles, and (ix) provide for forfeiture of outstanding Awards and recapture of realized gains and other realized value in such events as determined by the Administrator, which include, but are not limited to, a breach of restrictive covenants or an intentional or negligent misstatement of financial records.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

3.3 Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.4 Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

3.5 Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

3.6 Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan

4.1 Shares Available for Awards. Subject to adjustments as provided in Section 14.4 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 7,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 14.4 of the Plan. The maximum number of shares of Common Stock under the Plan that may be issued as Incentive Stock Options shall be 7,000,000 shares. Shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to Incentive Stock Options. Shares under substitute awards pursuant to Section 14.4 for grants made under a plan of an acquired business entity shall not reduce the maximum number of shares that may be issued under the Plan.

4.2 Performance-Based Award Limitation. Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

(a) The number of shares of Common Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(b) The number of shares of Common Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(c) The number of shares of Common Stock that may be granted in the form of restricted Stock Awards in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(d) The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 2,000,000, as adjusted pursuant to Section 14.4.

(e) The number of shares of Common Stock that may be granted as Performance Award shares in a single fiscal year to a Participant may not exceed 2,000,000 as adjusted pursuant to Section 14.4.

(f) The maximum amount that may be paid to a Participant for Performance Award units granted in a single fiscal year to the Participant may not exceed $1,000,000.

5. Participation

Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Stock Option. The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

6. Awards

Awards that may be granted under the Plan consist of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Awards and other stock-based awards. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. If there is any inconsistency between the terms of the Plan and a Grant Agreement, the terms of the Plan shall control unless the Grant Agreement explicitly states that an exception to the Plan is being made. By accepting an Award, a Participant agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Agreement.

7. Stock Options

7.1 Terms and Grant Agreement. Subject to the terms of the Plan, Options may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each Option granted:

(a) the number of shares subject to each Option;

(b) duration of the Option (provided that no Option shall have an expiration date later than the the 10th anniversary of the date of grant and no Incentive Stock Option that is granted to any Participant who is a Ten Percent Owner shall have an expiration date later than the fifth anniversary of the date of grant);

(c) vesting requirements that specify a vesting period;

(d) whether the Option is an Incentive Stock Option or a Nonqualified Stock Option; provided, however, no Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option;

(e) the exercise price for each Option, which, except with respect to substitute awards complying with Code Section 424 and regulations thereunder, shall not be less than the Fair Market Value on the date of the grant (with respect to Incentive Stock Options, 110% of the Fair Market Value on the date of grant for any Participant who is a Ten Percent Owner);

(f) the permissible method(s) of payment of the exercise price;

(g) the rights of the Participant upon termination of employment or service as a director; and

(h) any other terms or conditions established by the Administrator.

7.2 Exercise of Options. Options shall be exercisable at such times and subject to such restrictions and conditions as the Administrator, in its sole discretion, deems appropriate, which need not be the same for all Participants.

An Option shall be exercised by delivering written notice as specified in the Grant Agreement on the form of notice provided by the Company. Options may be exercised in whole or in part. The exercise price of any Option shall be payable to the Company in full, in cash or in cash equivalent approved by the Adminstrator, by tendering (if permitted by the Adminstrator) previously acquired Common having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price (provided that the tendered Common Stock must have been held by the Participant for any period required by the Adminstrator), or by any other means that the Adminstrator determines to be consistent with the Plan’s purpose and applicable law. For a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of payment comply with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock, if permitted, shall be made by delivering the shares to the secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the secretary shall require (or delivering a certification or attestation of ownership of such Common Stock, if permitted by the Adminstrator).

Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive the shares and delivered to the Participant or other person as soon as practicable following the effective date on which the Option is exercised.

7.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Code Section 422, or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421. An Option shall be considered to be an Incentive Stock Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any optionee for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other incentive option previously granted to the optionee under all other plans of the Company and Affiliates. Any Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option. The current limit will be calculated according to the chronological order in which the Options were granted.

7.4 Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Option for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out an Option, unless such cash-out occurs in conjunction with a Change in Control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Option.

7.5 Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

8. Stock Appreciation Rights

8.1 Terms and Agreement. Subject to the terms of the Plan, Stock Appreciation Rights may be granted to Participants at any time as determined by the Administrator. The grant price of the SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of Stock as determined on the date of the grant, except with respect to substitute awards complying with Code Section 424 and regulations thereunder. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each SAR granted:

(a) the number of shares subject to each SAR;

(b) whether the SAR is a Related SAR or a Freestanding SAR (as defined below);

(c) the duration of the SAR (provided however, that no SAR shall have an expiration date later than the date after the 10th anniversary of the date of grant);

(d) vesting requirements;

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

8.2 Related and Freestanding SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option (a “Related SAR”) or may be granted unrelated to an Option (a “Freestanding SAR”).

8.3 Surrender of Option. A Related SAR shall require the holder, upon exercise, to surrender the Option with respect to the number of shares as to which the SAR is exercised, in order to receive payment. The Option will, to the extent surrendered, cease to be exercisable.

8.4 Reduction in Number of Shares Subject to Related SARs. For Related SARs, the number of shares subject to the SAR shall not exceed the number of shares subject to the Option. For example, if the SAR covers the same number of shares as the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the number of shares remaining under the Option. If the Related SAR covers fewer shares than the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the extent necessary so that the number of remaining shares subject to the SAR is not more than the remaining shares under the Option.

8.5 Exercisability. Subject to Section 8.7 and to any rules and restrictions imposed by the Administrator, a Related SAR will be exercisable at the time or times, and only to the extent, that the Option is exercisable and will not be transferable except to the extent that the Option is transferable. A Freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

8.6 Payment. Upon the exercise of a Stock Appreciation Right, the holder will be entitled to receive payment of an amount determined by multiplying:

(a) The excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant, by

(b) The number of shares with respect to which the SAR is being exercised.

The Administrator may limit the amount payable upon exercise of a Stock Appreciation Right. Any limitation must be determined as of the date of grant and noted on the Grant Agreement evidencing the grant.

Payment may be made in cash, Common Stock, or a combination of cash and Common Stock, in the Administrator’s sole discretion. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.7 Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Stock Appreciation Right for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out a Stock Appreciation Right, unless such cash-out occurs in conjunction with a change in control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Stock Appreciation Right for the purpose of reissuing the Stock Appreciation Right to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Appreciation Right.

8.8 Additional Terms. The Administrator may impose additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders the benefits of Rule 16b-3, or any successor provision, or as it may otherwise deem advisable.

9. Stock Awards

9.1 Terms and Agreement. Subject to the terms of the Plan, shares of restricted or unrestricted Common Stock may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Stock Awards granted:

(a) the number of shares of granted;

(b) the purchase price, if any, to be paid by the Participant for each share of Common Stock;

(c) the restriction period established, if any;

(d) any requirements with respect to elections under Code Section 83(b);

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

9.2 Restriction Period. At the time of the grant of the Stock Award, the Administrator may establish a restriction period for the shares granted, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the shares into classes and assign a different restriction period for each class. The Administrator may impose additional conditions or restrictions upon the vesting of the Stock Award as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a share of restricted Common Stock, the share shall vest and the restrictions shall lapse. To the extent required to ensure that a Performance Goal-based Award of the Stock Award to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall vest only upon the Administrator’s determination that the Performance Goals applicable to the Award have been attained.

9.3 Restrictions on Transfer Prior to Vesting. Prior to the vesting of a restricted Stock Award, the Participant may not sell, assign, pledge, hypothecate, transfer, or otherwise encumber the Stock Award. Upon any attempt to transfer rights in a share of restricted Common Stock, the share and all related rights shall immediately be forfeited by the Participant. Upon the vesting of a restricted Stock Award, the transfer restrictions of this section shall lapse with respect to that share.

9.4 Rights as a Shareholder. Except for the restrictions set forth here and unless otherwise determined by the Administrator, the Participant shall have all the rights of a shareholder with respect to shares of a Stock Award, including but not limited to the right to vote and the right to receive dividends, provided that the Administrator, in its sole discretion, may require that any dividends paid on shares of a restricted Stock Award be held in escrow until all restrictions on the shares have lapsed.

9.5 Section 83(b) Election. The Administrator may provide in the Grant Agreement that the Award is conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

10. Restricted Stock Units

10.1 Terms and Agreement. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Restricted Stock Units granted:

(a) the number of Restricted Stock Units awarded;

(b) the purchase price, if any, to be paid by the Participant for each Restricted Stock Unit;

(c) the restriction period established, if any;

(d) whether dividend equivalents will be credited with respect to Restricted Stock Units, and, if so, any accrual, forfeiture or payout restrictions on the dividend equivalents;

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

10.2 Restriction Period. At the time of the grant of Restricted Stock Units, the Administrator may establish a restriction period, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the awarded Restricted Stock Units into classes and assign a different restriction period for each class. The Administrator may impose any additional conditions or restrictions upon the vesting of the Restricted Stock Units as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a Restricted Stock Unit, the Unit shall vest. To the extent required to ensure that a Performance Goal-based Award of Restricted Stock Units to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall become vested only upon the Administrator’s determination that the Performance Goals applicable to the Award, if any, have been attained.

10.3 Payment. Upon vesting of a Restricted Stock Unit, the Participant shall be entitled to receive payment of an amount equal to the Fair Market Value of one share of Stock. Payment may be made in cash, Stock, or a combination of cash and Stock, in the Administrator’s sole discretion.

11. Performance Awards

11.1 Terms and Agreement. Subject to the terms of the Plan, Performance Awards may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Performance Awards granted:

(a) the number of shares or units awarded;

(b) the performance period and performance criteria or Performance Goals applicable to the Award;

(c) whether dividend equivalents will be credited with respect to Performance Awards, and if so, any accrual, forfeiture, or payout restrictions on the dividend equivalents;

(d) the rights of the Participant upon termination of employment or service as a director (which may be different based on the reason for termination); and

(e) any other terms or conditions established by the Administrator.

To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

11.2 Payment. After the applicable performance period has ended, the Administrator will review the performance criteria and/or Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the performance criteria and/or Performance Goals have been attained within the performance period and any other applicable terms and conditions. Payment of an earned Performance Award may be made in cash, Common Stock, or a combination of cash and Common Stock, as determined by the Administrator in its sole discretion.

12. Other Stock-Based Awards

The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

13. Change in Control Provisions

Except as otherwise provided in any written agreement between the Participant and the Company or its Affiliate in effect when a Change in Control occurs, in the event an acquiring company does not assume Plan Awards:

(a) all outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable;

(b) for Performance- Awards, to the extent consistent with Section 162(m), all Performance Goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with Award payout prorated for the portion of the performance period completed as of the Change in Control and payment to occur within 45 days of the Change in Control;

(c) all restrictions and conditional applicable to any restricted Stock Award shall lapse;

(d) all restrictions and conditions applicable to any Restricted Stock Units shall lapse and payment shall be made within 45 days of the Change in Control;

(e) all other Awards shall be delivered or paid within 45 days of the Change in Control.

14. Miscellaneous

14.1 Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

14.2 Transferability. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, the Award of a Nonstatutory Option or Restricted Stock may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a) any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b) a trust in which family members have more than 50% of the beneficial interest;

(c) a foundation in which family members (or the Participant) control the management of assets; and

(d) any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever; and (y) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including but not limited to risks of forfeiture), provided that the term of the Plan and the Grant Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Grant Agreement. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Administrator has been furnished with (a) written notice and a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that would have applied to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Unless otherwise determined by the Administrator in accord with the provisions of the first sentence of this subsection, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

14.3 Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion and without the consent of holders of Awards, make appropriate adjustments to (i) the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan, and (ii) the number, kind and price of shares covered by outstanding Awards. In the event of any such changes in the Common Stock, the Administrator shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity.

The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.4 Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform without dilution or enlargement of benefits the substitute Awards to the provisions of the awards for which they are substituted.

14.5 Stock Restriction Agreement and Voting Trust. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement of the Company and/or a voting trust agreement in such form(s) as the Administrator may determine from time to time.

14.6 Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Notwithstanding the foregoing, no amendment shall be made without shareholder approval if approval is required under applicable law or the rules of any stock exchange on which the Company is listed.

14.7 Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

14.8 Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

14.9 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

14.10 Section 409A. Unless the Adminstrator expressly determines otherwise, Awards (and any amendmenst thereto) are intended to be exempt from Code Section 409A as stock rights or short-term deferrals and, accordingly, the terms of any Awards shall be construed and administered to preserve such exemption (including with respect to the time of payment following a lapse of restrictions applicable to an Award). To the extent that Section 409A applies to a particular Award granted under the Plan (notwithstanding the preceding sentence), then the terms of the Award shall be construed and administered to permit the Award to comply with Section 409A, including, if necessary, by delaying the payment of any Award payable upon separation from service to a Participant who is a “specified employee” (as defined in Code Section 409A and determined consistently for all of the Company’s arrangements that are subject to Code Section 409A), for a period of six months and one day after such Participant’s separation from service, and by construing any reference to “termination of employment” or the like to be a “separation from service” within the meaning of Code Section 409A. In the event any person is subject to income inclusion, additional interest or taxes, or any other adverse consequences under Code Section 409A, then neither the Company, the Administrator, the Board nor its or their employees, designees, agents or contractors shall be liable to any Participant or other persons in connection with such adverse consequences under Code Section 409A.

14.11 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares or whether fractional shares or any rights to fractional shares shall be forfeited or otherwise eliminated.

14.12 Beneficiary. A Participant may file with the Administrator a written designation of a beneficiary on the form prescribed by the Administrator and may, from time to time, amend or revoke the designation. If no designated beneficiary survives the Participant, the Participant’s spouse, if any, shall be deemed to be the Participant’s beneficiary. If the Participant does not have a spouse, the the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

14.13 Section 162(m). The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Administrator shall have sole discretion to reduce or eliminate payment of the amount of any Award which might otherwise become payable upon attainment of a Performance Goal.

14.14 Form of Communication. Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Administrator or the Company shall be made in writing and in such form as the Company may prescribe. Any communication shall be effective upon receipt by Henrik Rouf, President and CEO, at hr@nordicuspartners.com.

14.15 Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

14.16 Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws principles.

14.17 Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: June 7, 2024

Date Approved by the Stockholders: June 7, 2024